Exhibit (f)
           Articles of Incorporation of Acacia Life Insurance Company
                     Bylaws of Acacia Life Insurance Company

                        AMENDED ARTICLES OF INCORPORATION
                                       OF
                          ACACIA LIFE INSURANCE COMPANY

TO THE SUPERINTENDENT OF INSURANCE AND CORPORATION COUNSEL FOR THE DISTRICT OF
COLUMBIA:

         Pursuant to District of Columbia law, including Title 35, section 609, D.C. Code Ann. (1993), and the Mutual Holding Company Act of 1996, Title 35, sections 3721-3728, D.C. Code (1997 Replacement Volume) ("The MHC Act"), the undersigned Corporation adopts the following amended articles of incorporation.

         The name of the former mutual Corporation is ACACIA MUTUAL LIFE INSURANCE COMPANY. These articles of incorporation amend the Charter of the Corporation and change the Corporation's name to ACACIA LIFE INSURANCE COMPANY.

         The text of the amended articles of incorporation is as follows:

                                    ARTICLE I

         The name of the Corporation is Acacia Life Insurance Company.

                                   ARTICLE II

         The time of commencement of the existence of the Corporation is 11:59 p.m., Eastern Standard Time, June 30, 1997.

                                   ARTICLE III

         The Corporation shall have perpetual duration.

                                   ARTICLE IV

         The purpose of the Corporation is to engage in the business of a legal reserve life insurance company under Title 35, chapters 3-8, D.C. Code Ann.
(1993) (the "Life Insurance Act") and to insure all risks and issue all policies, contracts and forms, both participating and non-participating, authorized by the Life Insurance Act, and all acts amendatory thereof or additional thereto, for a life insurance company and to transact and engage in any and all lawful business for which corporations may be organized under the Life Insurance Act which, directly or indirectly, arises therefrom, is incidental thereto, is associated therewith, is in furtherance thereof, or which facilitates the foregoing.

                                    ARTICLE V

         The aggregate number of shares of stock that the Company is authorized to issue is 2,010,000 shares.

         The Company is authorized to issue 10,000 shares of common stock without par value.

         The Company is authorized to issue 2,000,000 shares of preferred stock. Such preferred stock shall:

          1.   Be without par value.
          2.   Have no voting power.

          3. Be subject to redemption (the right of the Company to redeem) at $25 per share, and if sinking fund provisions are established, then the Board of Directors shall ensure that said provisions are equally beneficial to all issued and outstanding shares of preferred stock.
          4.   Entitle the holders thereof to cumulative dividends.
          5. Have preference over any other class or classes of shares as to the payment of dividends.
          6. Have preference as to the assets of the Company over any other class or classes of shares upon the voluntary or involuntary liquidation of the Company.
          7.   Not be convertible into shares of any other class.

         The minimum amount of capital with which the Company shall commence business shall be not less than $1000.

                                   ARTICLE VI

         The street address of the Corporation's initial registered office in the District of Columbia and the name of its initial registered agent at that office is:

                  Richard J. Fedalen
                  51 Louisiana Avenue, N.W.
                  Washington, D.C. 20001

                                   ARTICLE VII

         The private property of the members, officers and directors of the Corporation shall in no case be liable for corporate debts but shall be exempt therefrom.

                                  ARTICLE VIII

         The holder or holders, jointly or severally, of not less than one-fifth (1/5), but less than a majority of the shares of the capital stock, shall be entitled to be elected or appointed, as the case may be, directors or other persons performing the functions of directors by whom, according to these amended articles of incorporation, its affairs are to be conducted. In the event such nomination shall be made, there shall be elected or appointed to the extent that the total number to be elected or appointed is divisible, such proportionate number from the persons so nominated as the shares of stock held by persons making such nominations bear to the whole number of shares issued; provided the holder or holders of the minority shares of stock shall only be entitled to one-fifth (1/5) (disregarding fractions) of the total number of directors to be elected for each one-fifth (1/5) of the entire capital stock of the Corporation so held by them; and provided, further, that this shall not be construed to prevent the holders of a majority of the stock of this Corporation from electing the majority of its directors. Vacancies occurring from time to time shall be filled so as to preserve and secure to such minority and majority stockholders proportionate representation as herein provided.

                                   ARTICLE IX

         These Articles of Incorporation may be changed or amended at any annual meeting of the shareholders of the Corporation or at any special meeting called for that purpose, provided the change or amendment is proposed, filed and notice is given as required by law. No change or amendment other than such as may be proposed by the Board of Directors shall be voted upon at any meeting. A written copy of such change or amendment must be filed with the Secretary of the Corporation at least thirty (30) days prior to the meeting at which it is proposed.

                                    ARTICLE X

         A director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability: (i) for a breach of the director's duty of loyalty to the Corporation or its shareholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) for a transaction from which the director derives an improper personal benefit; or (iv) under Title 35, section 626, D.C. Code Ann.
(1993) or Title 29, section 342, D.C.

Code Ann. (1996 Supp.). If these provisions of Titles 35 or 29 of the D.C. Code are hereafter amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be eliminated or limited to the extent of such amendment, automatically and without any further action, to the maximum extent permitted by law. Any repeal or modification of this Article by the shareholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability, or any other right or protection, of a director of the Corporation with respect to any state of facts existing at or prior to the time of such repeal or modification.

         The duly adopted amended articles of incorporation supersede the original Charter and all amendments thereto.

         The articles of incorporation amend the Charter. The amended articles of incorporation were unanimously approved by the shareholder of the Corporation, which cast its votes by proxy through its attorneys-in-fact, Robert
W. Clyde and Robert-John H. Sands. The designation, number of shareholders of the Corporation qualified to vote, number of votes entitled to be cast by each voting group entitled to vote on the amended articles of incorporation, and the number of votes of each voting group indisputably represented at the meeting is as follows:

DESIGNATION       NUMBER OF             VOTES                 VOTES
OF GROUP          SHAREHOLDERS          ENTITLED TO           REPRESENTED
                  ENTITLED TO           BE CAST ON            AT MEETING
                  VOTE                  AMENDED
                                        ARTICLES

Shareholders

qualified to vote     1                   10,000                10,000

         The total number of votes cast for and against the amended articles of incorporation by each voting group entitled to vote on the articles of incorporation is as follows:

VOTING GROUP                    VOTES FOR             VOTES AGAINST

Shareholders

qualified to vote              10,000 (100%)              0 (0%)

         The number of votes cast for the amended articles of incorporation by each voting group was sufficient for approval by that voting group.

In witness hereof, the undersigned set their hands as attorneys-in-fact for the shareholder of record.

/s/
Robert W. Clyde

/s/
Robert-John H. Sands

The effective date and time of this document is 5 p.m., December 3, 1999.

                                     BYLAWS
                                       OF
                          ACACIA LIFE INSURANCE COMPANY

                                    ARTICLE I
                                PRINCIPAL OFFICE

     Section 1.1 LOCATION. The location of the principal office of the Company in the District of Columbia will be identified in the Company's annual report filed with the Superintendent of Insurance for the District of Columbia. The Company may have such other offices either within or without the District of Columbia as the business of the Company may from time to time require.

                                   ARTICLE II
                           REGISTERED OFFICE AND AGENT

     Section 2.1 ARTICLES. The initial registered agent and office of the Company are set forth in the Articles of Incorporation. The registered agent or registered office, or both, may be changed by resolution of the Board of Directors.

                                   ARTICLE III
                            MEETINGS OF SHAREHOLDERS

     Section 3.1 ANNUAL MEETING. The annual meeting of the shareholders for the election of directors and for the transaction of such other business as may properly come before the meeting, shall be held on the second Tuesday in April of each year at two o'clock p.m. at its offices in the District of Columbia or at such other place, time and date as the Board of Directors shall fix.

     Section 3.2 SPECIAL MEETINGS. Special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by law (which for purposes of these bylaws shall mean as required from time to time by the laws of the District of Columbia or the Articles of Incorporation of the Company), may be called by the Chairman of the Board, Chief Executive Officer or the Board of Directors, and shall be called by the Board of Directors upon the written demand, signed, dated and delivered to the Secretary, of the holders of at least ten percent (10%) of all the votes entitled to be cast on any issue proposed to be considered at the meeting. Such written demand shall state the purpose or purposes for which such meeting is to be called. The time, date and place of any special meeting shall be determined by the Board of Directors, or, at its direction, by the Chief Executive Officer.

     Section 3.3  Notices and Reports to Shareholders.

         (a) Notice of the place, date, time and purpose of all meetings of shareholders shall be sent not less than ten (10) days prior to and not more than fifty (50) days before the date of the meeting to each shareholder entitled to vote at such meeting. The Board of Directors may establish a record date for the determination of shareholders entitled to notice, as provided in Section 3.5 of these bylaws. Notice of adjourned meetings need only be given if required by law or Section 3.7 of these bylaws. Any notice mailed to the last address of the shareholder as the same appears on the Company's records shall be deemed legal notice.

         (b) In the event (i) of the issuance or the authorization for issuance of shares for promissory notes or promises to render services in the future; or (ii) of any indemnification of or advancement of expenses to a director required by law to be reported to shareholders, the Company shall report the same to the shareholders with or before the notice of the next shareholders' meeting, including, in the case of issuance of shares, the number of shares and the consideration received.

         (c) In the event corporate action is taken without a meeting in accordance with Section 3.12 of these bylaws by less than unanimous written consent, prompt notice of the taking of such corporate action shall be given to those shareholders who have not consented in writing.

         (d) If notice of proposed corporate action is required by law to be given to shareholders not entitled to vote and the action is to be taken by consent of the voting shareholders, the Company shall give all shareholders written notice of the proposed action at least ten (10) days before the action is taken. The notice must contain or be accompanied by the same material that would have been required to be sent to shareholders entitled to vote.

     Section 3.4  Waiver of Notice.

         (a) Any shareholder may waive any notice required by law or these bylaws if in writing and signed by any shareholder entitled to such notice, whether before or after the date and time stated in such notice. Such a waiver shall be equivalent to notice to such shareholder in due time as required by law or these bylaws. Any such waiver shall be delivered to the Company for inclusion in the minutes or filing with the corporate records.

         (b) A shareholder's attendance at a meeting, in person or by proxy, waives (I) objection to lack of notice or defective notice of such meeting, unless the shareholder at the beginning of the meeting or promptly upon the shareholder's arrival objects to holding the meeting or transacting business at the meeting, and (ii) objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the shareholder objects to considering the matter when it is presented.

     Section 3.5 RECORD DATE. The Board of Directors may fix, in advance, a date as the record date for any determination of shareholders for any purpose, such date in every case to be not more than fifty (50) days prior to the date on which the particular action or meeting requiring such determination of shareholders is to be taken or held. If no record date is so fixed for the determination of shareholders, the close of business on the day before the date on which the first notice of a shareholders' meeting is sent to the shareholders or the date on which the Board of Directors authorizes a share dividend or a distribution (other than one involving a repurchase or reacquisition of shares), as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof, unless the Board of Directors selects a new record date or unless a new record date is required by law.

     Section 3.6 SHAREHOLDERS' LIST. After fixing a record date for a meeting, the Company shall prepare an alphabetical list of the names of all shareholders who are entitled to notice of a shareholders' meeting. The list must be arranged by voting group and within each voting group by class or series of shares, and show the address of and number of shares held by each shareholder. The shareholders' list must be available for inspection by any shareholder beginning two (2) business days after notice of the meeting is given for which the list was prepared and continuing through the meeting, at the Company's principal office or at a place identified in the meeting notice in the city where the meeting will be held. A shareholder, or a shareholder's agent or attorney, is entitled on written demand to inspect and, subject to the requirements of law, to copy the list, during regular business hours and at the person's expense, during the period it is available for inspection. The Company shall make the shareholders' list available at the meeting, and any shareholder, or a shareholder's agent or attorney, is entitled to inspect the list at any time during the meeting or any adjournment.

     Section 3.7  Quorum.

         (a) At any meeting of the shareholders, a majority of the votes entitled to be cast on the matter by a voting group constitutes a quorum of that voting group for action on that matter, unless the representation of a different number is required by law, and in that case, the representation of the number so required shall constitute a quorum. If a quorum shall fail to attend any meeting, the chairperson of the meeting or a majority of the votes present may adjourn the meeting to another place, date or time until a quorum is present.

         (b) When a meeting is adjourned to another place, date or time, notice of the place, date and time of the adjourned meeting shall be given in conformity with the laws of the District of Columbia. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

         (c) Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment thereof unless a new record date is or must be set for that adjourned meeting.

     Section 3.8  Organization.

         (a) The Chief Executive Officer, or in the absence of the Chief Executive Officer, the Chairman of the Board or in their absence, the President, or in the President's absence, such person as the Board of Directors may have designated, or, in the absence of such a person, such person as shall be designated by the holders of a majority of the votes present at the meeting, shall call meetings of the shareholders to order and shall act as presiding officer of such meetings.

         (b) The Secretary of the Company shall act as secretary at all meetings of the shareholders, but in the absence of the Secretary at any meeting of the shareholders, the presiding officer may appoint any person to act as secretary of the meeting.

     Section 3.9  Voting of Shares.

         (a) Every shareholder entitled to vote may vote in person or by proxy. Except as provided in subsection (c) or unless otherwise provided by law, each outstanding share, regardless of class, shall be entitled to one (1) vote on each matter submitted to a vote at a meeting of shareholders. Unless otherwise provided by law, directors shall be elected by a majority of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Shareholders do not have the right to cumulate their votes for directors unless the Articles of Incorporation so provide.

         (b) The shareholders having the right to vote shares at any meeting shall be only those of record on the stock books of the Company, on the record date fixed by law or pursuant to the provisions of
              Section 3.5 of these bylaws.

         (c) Absent special circumstances, the shares of the Company held, directly or indirectly, by another company, are not entitled to vote if a majority of the shares entitled to vote for the election of directors of such other company is held by the Company. The foregoing does not limit the power of the Company to vote any shares held by the Company in a fiduciary capacity.

         (d) Voting by shareholders on any question or in any election may be viva voce unless the chairperson of the meeting shall order or any shareholder shall demand that voting be by ballot. On a vote by ballot, each ballot shall be signed by the shareholder voting, or in the shareholder's name by proxy, if there be such proxy, and shall state the number of shares voted by such shareholder.

         (e) If a quorum exists, action on a matter, other than the election of directors, by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action, unless a greater number is required by law.

     Section 3.10 Voting by Proxy or Representative.

         (a) At all meetings of the shareholders, a shareholder entitled to vote may vote in person or by proxy appointed in writing, which appointment shall be effective when received by the secretary of the meeting or other officer, agent or inspector authorized to tabulate votes. An appointment of a proxy is valid for eleven (11) months from the date of its execution, unless a longer period is expressly provided in the appointment form.

         (b) Shares held by an administrator, executor, guardian, conservator, receiver, trustee, pledgee, or another company may be voted as provided by law.

         (c) No proxy shall be recognized unless signed by the shareholder and executed to another shareholder and filed with the Secretary of the Company prior to the annual meeting. A shareholder holding proxies for other shareholders may cast the ballot for them individually or jointly, but no such ballot shall be counted unless signed by the proxy. A shareholder holding proxies for other shareholders may cast the ballots for them in person or by completing and executing the ballots and filing such executed ballots with the Secretary of the Company prior to the time for closing the polls.

      Section 3.11 INSPECTORS. The Board of Directors in advance of any meeting of shareholders may (but shall not be obligated to) appoint inspectors to act at such meeting or any adjournment thereof. If inspectors are not so appointed, the officer or person acting as presiding officer of any such meeting may, and on the request of any shareholder or the shareholder's proxy, shall make such appointment. In case any person appointed as inspector shall fail to appear or act, the vacancy may be filled by appointment made by the Board of Directors in advance of the meeting, or at the meeting by the officer or person acting as presiding officer. The inspectors shall register proxies, determine the number of shares outstanding, the voting power of each, the shares represented at the meeting, the existence of a quorum, the authenticity, validity and effect of proxies, receive votes, ballots, assents or consents, hear and determine all challenges and questions in any way arising in connection with the vote, count and tabulate all votes, assents and consents, determine and announce the result, and do such acts as may appear proper to conduct the election or vote with fairness to all shareholders. The maximum number of such inspectors appointed shall be three (3), and no inspector whether appointed by the Board of Directors or by the officer or person acting as presiding officer need be a shareholder.

     Section 3.12 ACTION WITHOUT MEETING. Except as otherwise set forth in this
Section 3.12, any action required or permitted by law to be taken at a meeting of the shareholders may be taken without a meeting or vote if one or more consents in writing setting forth the action taken shall be signed and dated by all of the shareholders entitled to vote with respect to the subject matter thereof and are delivered to the Corporation for inclusion in the minutes or filing with the Corporation's records. Written consents from a sufficient number of shareholders must be obtained within sixty (60) days from the date of the earliest dated consent for such consents to be effective to take corporate action. Provided, however, a director shall not be removed by written consents unless written consents are obtained from the holders of all the outstanding shares of the Corporation. If not otherwise fixed by law or in accordance with these bylaws, the record date for determining shareholders entitled to take action without a meeting is the date the first shareholder signs such a written consent.

     Section 3.13 CONDUCT OF BUSINESS. The presiding officer of any meeting of shareholders shall determine the order of business and procedure at the meeting, including such regulation of the manner of voting and the conduct of business as seem to him or her to be in order.

                                   ARTICLE IV
                               BOARD OF DIRECTORS

     Section 4.1 QUALIFICATIONS AND GENERAL POWERS. Any policyholder may become a candidate for Director upon being nominated by the Nominating Committee. The Nominating Committee shall consist of all non-employee Directors serving on the Executive Committee. The Nominating Committee shall submit to the Board of Directors a complete list of all those who have been nominated for the position of Director. The Board of Directors shall thereupon declare as nominees all the policyholders who have been nominated in accordance with the above provisions and nominations shall be closed.

A statement of nominations made by the Nominating Committee shall be filed with the Secretary of the Corporation prior to the date of the annual meeting of the Corporation, provided, however, that the Board of Directors at any time after filing its statement of nominations with the Secretary of the Corporation may substitute another candidate for any candidate whom it has nominated by filing a statement or statements of such substitution or substitutions with the Secretary of the Corporation.

If a nominee becomes ineligible prior to the annual meeting, then the Nominating Committee, prior to such annual meeting, may designate a policyholder to replace said nominee.

The foregoing language notwithstanding, a member of the Board of Directors shall not be eligible for nomination and election to a new term of office after attaining the age of seventy (70) years.

Every Director shall, pursuant to District of Columbia law, be a policyholder of the Company. No Director is required to be an officer or employee or a resident of the District of Columbia.

The business and affairs of the Company shall be managed under the direction of its Board of Directors which may exercise all powers of the Company, except as may be otherwise provided in the laws of the United States or any state or subdivision thereof or by the Articles of Incorporation or by these Bylaws. The Board of Directors may delegate such authority to one (1) or more committees or officers of the Company as provided by the Bylaws or by resolution of the Board of Directors. The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or to execute and deliver any instrument in the name and on behalf of the Company, and such authority may be general or confined to specific instances.

     Section 4.2 TERM. The Board of Directors shall consist of not less than seven (7) directors, with the exact number to be determined from time to time by resolution of the Board of Directors. The directors shall be divided into three
(3) classes as nearly equal numerically as possible, determined by terms expiring in successive years. Each director shall except for the first year, be elected for a three (3) year term and shall hold office until his or her successor shall be elected and qualified or until his or her death, resignation or removal (except where it is necessary to fix a shorter term in order to preserve the classification). The term of office of each director shall begin at the annual meeting at which such director is elected or at the time elected by the Board of Directors. No decrease in the number of directors shall shorten the term of any incumbent director.

Directors who are full-time employees of the Company shall be deemed retired from the Board of Directors as of the date active employment ceases; provided, however, a Director who has served as Chief Executive Officer shall continue as a Director for his unexpired term unless he is removed or resigns as a Director.

     Section 4.3 QUORUM AND MANNER OF ACTING. A quorum of the Board of Directors consists of a majority of the entire Board of Directors. If at any meeting of the Board of Directors there be less than a quorum present, a majority of the Directors present may adjourn the meeting from time to time until a quorum shall be present. Notice of any adjourned meeting need not be given. At all meetings of Directors, a quorum being present, the act of the majority of the Directors present at the meeting shall be the act of the Board of Directors unless a greater number is required by law, the Articles of Incorporation, or these Bylaws.

     Section 4.4 RESIGNATION. Any Director of the Company may resign at any time by delivering written notice to the Chairman of the Board or the Board of Directors of the Company. A resignation is effective when the notice is delivered unless the notice specifies a later effective date.

     Section 4.5 REMOVAL. A Director shall be subject to removal, for cause, by a two-thirds (2/3) vote of the entire Board of Directors.

     Section 4.6 VACANCIES. In the event of a vacancy on the Board of Directors, such vacancy may be filled by the remaining Directors. The Directors named to fill the vacancy shall serve for the remainder of the unexpired term. If the vacancy occurs by reason of an increase in the number of Directors, then the Director named to fill the vacancy shall serve a term determined by the Board of Directors; however, in no case shall said term exceed three (3) years.

     Section 4.7 COMPENSATION OF DIRECTORS. The Directors shall be entitled to be reimbursed for any expenses paid by them on account of attendance at any regular or special meeting of the Board of Directors and the Board may fix the compensation of Directors from time to time by resolution of the Board of Directors, provided no such compensation shall preclude the Director from serving the Company in any other capacity and receiving compensation therefore.

     Section 4.8 PLACE OF MEETINGS. The Board of Directors may hold its meetings at such place or places within or without the District of Columbia, as the Board may from time to time determine.

     Section 4.9 REGULAR MEETINGS. Regular meetings of the Board of Directors shall be held at least four (4) times annually at such time and place as may be fixed by the Board of Directors.

      Section 4.10         Special Meetings; Notice.

         (a) Special meetings of the Board of Directors shall be held whenever called by direction of the Chief Executive Officer or the Chairman of the Board.

         (b) Notice shall be given to each Director stating the purpose for which said special meeting is called and no other business shall be transacted at such meeting. Each notice shall state the date, time and place of the meeting. Upon the written request of five
              (5) or more Directors, stating the purpose for which such meeting is desired, a special meeting shall be called to meet not later than fifteen (15) days from the receipt of such request.

     Section 4.11 MEETING AND SPECIAL MEETING PARTICIPATION. Members of the Board of Directors, or any of its Committees, may participate in any meeting or special meeting of the Board of Directors, or any meeting or special meeting of any of its Committees, by means of video conference, telephone conference, or similar communications equipment by means of which all persons participating in the meeting can see and/or hear each other, and such participation in a meeting shall constitute presence in person at such meeting or special meeting.

     Section 4.12 WAIVER OF NOTICE. A Director may waive any notice required by law or these bylaws if in writing and signed by a Director entitled to such notice, whether before or after the date and time stated in such notice. Such a waiver shall be equivalent to notice in due time as required by these bylaws. Attendance of a Director at or participation in a meeting shall constitute a waiver of notice of such meeting, unless the Director at the beginning of the meeting or promptly upon arrival objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

     Section 4.13 DIRECTOR'S ASSENT PRESUMED. A Director who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless the Director's dissent shall be entered in the minutes of the meeting or unless the Director shall file a written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered or certified mail to the Secretary immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

     Section 4.14 REASONABLE CARE. Every director, and every member of any committee of the Board of Directors shall, in the performance of his or her duties, be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of the Corporation's officers or employees, or committees of the Board of Directors, or by any other person as to matters the director or member reasonably believes are within the other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation, including, but not limited to, such records, information, opinions, reports or statements as to the value and amount of the assets, liabilities, surplus and/or net profits of the Corporation.

     Section 4.15 DIRECTOR'S INTEREST IN TRANSACTIONS. No contract or transaction between the Corporation and one (1) or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one (1) or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because any one
(1) or more of such director's or officer's votes are counted for such purpose, if: (a) the material facts as to such director's or officer's relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors are less than a quorum; or (b) the material facts as to such director's or officer's relationship or interest and as to the contract or transaction are disclosed or are known to the Qualified Voters entitled to vote thereon, and the contract or transaction is specifically approved in good faith by a vote of the Qualified Voters; or (c) the contract transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the Qualified Voters. All Directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

     Section 4.16 ACTION WITHOUT MEETING. Any action required or permitted by law to be taken at any meeting of the Board of Directors may be taken without a meeting if the action is taken by all the Directors and if one or more consents in writing describing the action so taken shall be signed by each Director then in office and included in the minutes or filed with the corporate records reflecting the action taken. Action taken under this section is effective when the last Director signs the consent, unless the consent specifies a different effective date.

     Section 4.17 DIVIDENDS. The Board of Directors may authorize and the Company may make distributions to its shareholders in cash or property out of unreserved surplus, but no distribution may be made if, after giving it effect, either of the following would result:

         (a) The Company would not be able to pay its debts as they become due in the usual course of business; or

         (b) The Company's total assets would be less than the sum of its total liabilities plus, unless the Articles of Incorporation permit otherwise, the amount that would be needed, if the Company were to be dissolved at the time of this distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

The Board of Directors may base a determination that a distribution is not prohibited either on financial statements prepared on the basis of accounting practices and principles that are reasonable in the circumstances or on a fair valuation or other method that is reasonable in the circumstances.

                                    ARTICLE V
                                   COMMITTEES

     Section 5.1 EXECUTIVE COMMITTEE. An Executive Committee is hereby created. The Executive Committee shall consist of the Chief Executive Officer, who shall be Chairman unless he otherwise designates, the Chairman of the Board, the President, and not less than three (3) other members of the Board of Directors. The members of the Committee shall be appointed annually by the Chief Executive Officer. A majority of the members of the Committee shall be non-employee Directors. A majority of said Committee shall constitute a quorum for the transaction of business, provided more than one-half of the members constituting such majority are non-employee Directors. If a vacancy occurs on the Committee, the Chief Executive Officer may appoint another Director to fill such vacancy. If a member of the Committee is not available for a meeting of the Committee, the Chief Executive Officer may appoint another Director to serve in his place at such meeting. If the Chief Executive Officer determines that an item to be considered by the Committee makes it desirable, he may appoint one or more Directors to serve as temporary members of the Committee.

The Executive Committee shall exercise general supervision over the Company's business and during the interim between meetings of the Board of Directors shall exercise the powers and duties of the Board of Directors including but not limited to the removal of elected officers and except the power to amend the Bylaws. The Executive Committee shall fix its own rules governing the conduct of its activities. The Committee shall appoint a secretary, who shall keep accurate minutes of its meetings and said minutes shall be and constitute a part of the Company's records.

In the absence of the Chairman of the Executive Committee, the Chief Executive Officer shall select one of the Committee members as temporary Chairman. If the Chief Executive Officer fails to select a temporary Chairman, the Committee shall select one of its members as temporary Chairman. When applicable, the Committee shall make a written quarterly report to the Board of Directors of all actions, if any, taken by it since the last regular meeting of the Board of Directors, together with its recommendations, if any, for the conduct of the business and the welfare and protection of the interests of the Company.

     Section 5.2 INVESTMENT AND FINANCE COMMITTEE. A Investment and Finance Committee is hereby created. The Investment and Finance Committee shall consist of the Chief Executive Officer, who shall be Chairman unless he otherwise designates, the Chairman of the Board of Directors, and not less than three (3) other members of the Board of Directors. The members of the Committee shall be appointed annually by the Chief Executive Officer. A majority of the members of the Committee shall be non-employee Directors. A majority of said Committee shall constitute a quorum for the transaction of business, provided more than one-half of the members constituting such majority are non-employee Directors. If a vacancy occurs on the Committee, the Chief Executive Officer may appoint another Director to fill such vacancy. If a member of the Committee is not available for a meeting of the Committee, the Chief Executive Officer may appoint another Director to serve in his place at such meeting. If the Chief Executive Officer determines that an item to be considered by the Committee makes it desirable, he may appoint one (1) or more Directors to serve as temporary members of the Committee.

The Committee, subject to any regulations prescribed by the Board of Directors, shall have the control and management of the assets of the Company and of all business pertaining thereto. The Committee shall also be responsible for decisions with respect to the investment and sale of the assets of the trusts for the Company's various retirement plans unless otherwise required by law.

In the absence of the Chairman of the Investment and Finance Committee, the Chief Executive Officer shall select one of the Committee members as temporary Chairman. If the Chief Executive Officer fails to select a temporary Chairman, the Committee shall select one of its members as temporary Chairman. The Committee shall make a written quarterly report to the Board of Directors of all actions taken by it since the last regular meeting of the Board of Directors, together with its recommendations, if any, for the conduct of the business and the welfare and protection of the interests of the Company.

     Section 5.3 AUDIT FUNCTIONS. The Company's audit functions and responsibilities shall be discharged by the Audit Committee of its parent company, Ameritas Holding Company ("AHC"). AHC's Audit Committee ("The Committee" or "The Audit Committee") shall consist of not less than three (3) members of the Company's Board of Directors.

The Committee, subject to any regulations prescribed by the Board of Directors, shall be responsible for: 1) examining the financial integrity of the Company and its subsidiaries; 2) recommending to the Board of Directors the annual appointment of the Company's independent auditors; 3) the examination of the Company's and subsidiaries' financial statements annually or at any shorter interval prescribed by the Board of Directors, including a review of the systems of internal accounting control; 4) the oversight of the auditing of the Company's and subsidiaries' books and accounts annually (or at any other interval prescribed by the Board of Directors) to assure their adequacy and reliability and that assets are properly accounted for and safeguarded from loss; and 5) such other duties as the Company's Board of Directors may prescribe.

In the absence of the Chairman of the Audit Committee, the Committee shall select one of its members as temporary Chairman. The Committee shall make a written quarterly report to the Board of Directors of all actions taken by it since the last regular meeting of the Board of Directors, together with its recommendations, if any, for the conduct of the business and the welfare and protection of the interests of the Company.

     Section 5.4 OTHER COMMITTEES. The Board of Directors may also designate other committees, each such committee to consist of not less than three (3) Directors, which shall have and may exercise such limited authority as the Board of Directors may authorize. The members of said Committee and a Chairman who shall be from among the members shall be appointed by the Chief Executive Officer.

                                   ARTICLE VI
                                    OFFICERS

     Section 6.1 EXECUTIVE OFFICERS. The executive officers of the Company shall be a Chairman of the Board of Directors, a Chief Executive Officer, a President, one or more Vice Presidents (the number thereof to be determined by the Board of Directors), a Secretary and a Treasurer. The executive officers shall be elected at the annual meeting of the Company or the first meeting of the Board of Directors following the annual meeting of the

Company's shareholders or at such other meeting as the Board of Directors shall fix. One person may hold the offices and perform the duties of any two (2) or more of said offices. The foregoing language in this section notwithstanding, no person shall hold at one time the offices of President and Secretary. The Chief Executive Officer shall have the authority to appoint other officers as may be deemed necessary in carrying out the Company's business.

     Section 6.2 OTHER OFFICERS. The Board of Directors shall elect other officers as it may deem necessary or desirable. Election of such officers shall be held at the annual meeting of the Company or the first meeting of the Board of Directors following the annual meeting of the Company's shareholders or at such other meeting as the Board of Directors shall fix. Vacancies occurring in any office may be filled by the Board of Directors. Any elected officer may be removed at any time by a vote of the Board of Directors.

     Section 6.3 RESIGNATION AND REMOVAL. An officer may resign at any time by delivering notice to the Secretary. A resignation is effective when the notice is delivered unless the notice specifies a later effective date. An appointed officer may be removed by the Chief Executive Officer at any time.

     Section 6.4 CHAIRMAN OF THE BOARD. The Chairman of the Board of Directors may exercise such powers and perform such duties as may be prescribed by the Bylaws or assigned to him by the Board of Directors or, if the Chairman of the Board of Directors is not the Chief Executive Officer, by the Chief Executive Officer.

     Section 6.5 VICE CHAIRMAN OF THE BOARD. The Vice Chairman of the Board of Directors may be elected annually at the first regular meeting of the Board of Directors following the annual meeting of the Company. A vacancy in this position may be filled by the Board of Directors at any time.

The Vice Chairman of the Board of Directors shall exercise such powers and perform such duties as may be prescribed by the Bylaws or assigned to him by the Board of Directors or by the Chairman of the Board.

     Section 6.6 POWERS AND DUTIES OF THE CHIEF EXECUTIVE OFFICER. The Chief Executive Officer of the Company shall be the Chairman of the Board of Directors and/or the President, as the Board of Directors from time to time shall determine.

Under the direction of the Board of Directors, the Chief Executive Officer shall manage and conduct the Company's business, and perform such other duties as may be required of him by the Bylaws or assigned by the Board of Directors. The Chief Executive Officer shall preside at all meetings of the Company and the Board of Directors unless he otherwise designates. The Chief Executive Officer shall keep the Board of Directors fully informed and shall freely consult with them concerning the business of the Company in his or her charge. The Chief Executive Officer shall have the authority to sign, execute and acknowledge all contracts, checks, deeds, mortgages, bonds, leases or other obligations on behalf of the Company as the Chief Executive Officer may deem necessary or proper to be executed in the course of the Company's regular business as authorized by the Board of Directors. The Chief Executive Officer may sign, together with the Secretary or Assistant Secretary, certificates for shares of the Company. The Chief Executive Officer may sign in the name of the Company reports and all other documents or instruments which are necessary or proper to be executed in the course of the Company's business.

In the event of the inability of the Chief Executive Officer to serve, the Board of Directors shall designate one or more elected officers to exercise the powers and perform the duties of the Chief Executive Officer during such inability to serve.

     Section 6.7 POWERS AND DUTIES OF THE PRESIDENT. The President shall exercise such powers and perform such duties as may be prescribed by the Bylaws or assigned to him by the Board of Directors or, if the President is not the Chief Executive Officer, by the Chief Executive Officer. The President may sign, with the Secretary or Assistant Secretary, all certificates for the shares of the capital stock of the Company. The President shall perform all duties incident to the office of the President, as herein defined, and, if the Chief Executive Officer is not the President, all such other duties as from time to time may be assigned by the Chief Executive Officer or by the Board of Directors.

     Section 6.8 POWERS AND DUTIES OF THE VICE PRESIDENT(S). In the absence of the President or the Chief Executive Officer or in the event of the death, inability or refusal to act of the President, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order of seniority designated at the time of their appointment, or in the absence of any designation, the Senior Vice President in length of service) may perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. Any Vice President may sign, with the Secretary or Assistant Secretary, certificates for shares of the Company; and shall perform such other duties and have such authority as from time to time may be assigned to such Vice President by the Chief Executive Officer or by the Board of Directors.

     Section 6.9 POWERS AND DUTIES OF THE SECRETARY. The Secretary shall: (a) keep minutes of all meetings of the shareholders and of the Board of Directors;
(b) authenticate records of the Company and attend to giving and serving all notices of the Company as provided by these bylaws or as required by law; (c) be custodian of the corporate seal, if any, the stock certificate books and such other books, records and papers as the Board of Directors may direct; (d) keep a stock record showing the names of all persons who are shareholders of the Company, their post office addresses as furnished by each such shareholder, and the number of shares of each class of stock held by them respectively, and at least ten (10) days before each shareholders' meeting, prepare a complete list of shareholders entitled to vote at such meeting arranged in alphabetical order;
(e) sign with the Chief Executive Officer, the President or a Vice President certificates for shares of the Company, the issuance of which shall have been duly authorized; and (f) in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to the Secretary by the Chief Executive Officer or the Board of Directors.

      Section 6.10 POWERS AND DUTIES OF THE TREASURER. The Treasurer shall: (a) have custody of and be responsible for all monies and securities of the Company, shall keep full and accurate records and accounts in books belonging to the Company, showing the transactions of the Company, its accounts, liabilities and financial condition and shall see that all expenditures are duly authorized and are evidenced by proper receipts and vouchers; (b) deposit in the name of the Company in such depository or depositories as are approved by the Board of Directors, all monies that may come into the Treasurer's hands for the Company's account; (c) prepare annual financial statements that include a balance sheet as of the end of the fiscal year and an income statement for that year; and (d) in general, perform such duties as may from time to time be assigned to the Treasurer by the Chief Executive Officer or by the Board of Directors.

     Section 6.11 ASSISTANTS. There shall be such number of Assistant Secretaries and Assistant Treasurers as the Chief Executive Officer may from time to time authorize and appoint. The Assistant Secretaries and Assistant Treasurers, in general, shall perform such duties as shall be assigned to them by the Secretary, or the Treasurer, respectively, or by the Chief Executive Officer or the Board of Directors. The Chief Executive Officer shall have the power to appoint any person to act as assistant to any other officer, or to perform the duties of any officer, whenever for any reason it is impracticable for such officer to act personally, and such assistant or acting officer so appointed shall have the power to perform all the duties of the office to which he or she is so appointed to be assistant, or as to which he or she is so appointed to act, except as such power may be otherwise defined or restricted by the Board of Directors.

                                   ARTICLE VII
                                 OFFICERS' BONDS

     Section 7.1 OFFICERS. The Chairman of the Board, the President, Vice Presidents, Secretaries and Treasurers shall be bonded for the faithful performance of their respective duties, with sufficient sureties and in such amounts as shall be determined from time to time by the Board of Directors.

     Section 7.2 BOARD OF DIRECTORS. The Board of Directors may also bond any other officer or employee of the Company with such surety as it may deem proper.

                                  ARTICLE VIII
                    CONTRACTS AND STOCK IN OTHER CORPORATIONS

     Section 8.1 BOARD OF DIRECTORS. The Board of Directors may authorize any officer or officers, agent or agents of the Company, in addition to the officers who may otherwise be authorized, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Company. Such authority may be general or confined to specific instances.

     Section 8.2 OFFICERS. In absence of a resolution of the Board of Directors to the contrary, the Chief Executive Officer, the President and any Vice President acting within the scope of his or her authority are authorized and empowered on behalf of the Company to attend and vote, or to grant discretionary proxies to be used, at any meeting of shareholders of any corporation in which this Company holds or owns shares of stock, and in that connection, on behalf of this Company, to execute a waiver of notice of any such meeting or a written consent to action without a meeting.

                                   ARTICLE IX
                              FUNDS OF THE COMPANY

     Section 9.1 REQUIRED DEPOSITS. All funds of the Company not otherwise employed shall be deposited from time to time to the credit of the Company in such banks or other depositories as shall from time to time be selected by resolution of the Board of Directors.

      Section 9.2 DEBT INSTRUMENTS. All checks, drafts or orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Company shall be signed by such officer or officers, agent or agents of the Company and in such manner as shall from time to time be determined by resolution of the Board of Directors.

                                    ARTICLE X
                   AMENDING, ALTERING OR REPEALING THE BYLAWS

     Section 10.1 APPROVAL. These Bylaws may be amended, altered or repealed by a two-thirds (b) vote of the entire Board of Directors at any meeting of the Board of Directors, provided a copy of the proposed amendments shall be given to each Director at least two (2) weeks prior to the date of such meeting.

                                   ARTICLE XI
                       SHARES, THEIR ISSUANCE AND TRANSFER

     Section 11.1 CONSIDERATION FOR SHARES. The Board of Directors may authorize shares to be issued for consideration consisting of any tangible or intangible property or benefit to the Company, including cash, promissory notes, services performed, contracts for services to be performed, or other securities of the Company. Before the Company issues shares, the Board of Directors must determine that the consideration received or to be received for shares to be issued is adequate.

     Section 11.2 CERTIFICATES FOR SHARES. Every shareholder of the Company shall be entitled to a certificate or certificates, to be in such form as the Board of Directors shall prescribe, certifying the number and class of shares of the Company owned by such shareholder.

     Section 11.3 EXECUTION OF CERTIFICATES. The certificates for shares of stock shall be numbered in the order in which they shall be issued and shall be signed by the Chief Executive Officer, President or a Vice President and the Secretary or an Assistant Secretary of the Company. The signatures of the Chief Executive Officer, President or Vice President and the Secretary or Assistant Secretary or other persons signing for the Company upon a certificate may be facsimiles if the certificate is countersigned by a transfer agent or registered by a registrar, other than the Company itself or an employee of the Company. In case any officer or other authorized person who has signed or whose facsimile signature has been placed upon such certificate for the Company shall have ceased to be such officer or employee or agent before such certificate is issued, it may be issued by the Company with the same effect as if he or she were such officer or employee or agent at the date of its issue.

     Section 11.4 SHARE RECORD. A record shall be kept by the Secretary, or by any other officer, employee or agent designated by the Board of Directors, of the names and addresses of all shareholders and the number and class of shares held by each represented by such certificates and the respective dates thereof and in case of cancellation, the respective dates of cancellation.

     Section 11.5 CANCELLATION. Every certificate surrendered to the Company for exchange or transfer shall be canceled, and no new certificate or certificates shall be issued in exchange for any existing certificate until such existing certificate shall have been so canceled, except in cases provided in Section11.8 of these bylaws.

     Section 11.6 TRANSFERS OF STOCK. Transfers of shares of the capital stock of the Company shall be made only on the books of the Company by the record holder thereof, or by his or her attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the Company, and on surrender of the certificate or certificates for such shares properly endorsed and the payment of all taxes thereon. The person in whose name shares of stock stand on the books of the Company shall be deemed the owner thereof for all purposes as regards the Company; provided, however, that whenever any transfer of shares shall be made for collateral security, and not absolutely, such fact, if known to the Secretary of the Company, shall be so expressed in the entry of transfer.

     Section 11.7 REGULATIONS. The Board of Directors may make such other rules and regulations as it may deem expedient, not inconsistent with law, concerning the issue, transfer and registration of certificates for shares of the stock of the Company.

     Section 11.8 LOST, DESTROYED, OR MUTILATED CERTIFICATES. In the event of the loss, theft or destruction of any certificate of stock, another may be issued in its place pursuant to such regulations as the Board of Directors may establish concerning proof of such loss, theft or destruction and concerning the giving of a satisfactory bond or bonds of indemnity.

                                   ARTICLE XII
                            MISCELLANEOUS PROVISIONS

     Section 12.1 FACSIMILE SIGNATURES. In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these bylaws, facsimile signatures of any officer or officers of the Company may be used whenever and as authorized by the Board of Directors or a committee thereof.

     Section 12.2 CORPORATE SEAL. The Company shall adopt an official seal.

     Section 12.3 FISCAL YEAR. The fiscal year of the Company shall be from the first day of January through the last day of December.

     Section 12.4 BOOKS AND RECORDS. The books and records of the Company shall be kept (except that the shareholder list must also be kept at the places described in Section 3.6 of these bylaws) at the principal office of the Company.

     Section 12.5 VOTING OF STOCKS OWNED BY THE COMPANY. In the absence of a resolution of the Board of Directors to the contrary, the Chief Executive Officer, the President and any Vice President acting within the scope of his or her authority as provided in Article VI of these bylaws, are authorized and empowered on behalf of the Company to attend and vote, or to grant discretionary proxies to be used, at any meeting of shareholders of any corporation in which this Company holds or owns shares of stock, and in that connection, on behalf of this Company, to execute a waiver of notice of any such meeting or a written consent to action without a meeting.

     Section 12.6 Shareholders' Right to Information.

         (a) A shareholder of the Company is entitled to inspect and copy, during regular business hours at the Company's principal office, any of the following records of the Company, if the shareholder gives the Company written notice of the shareholder's demand at least five (5) business days before the date on which the shareholder wishes to inspect a copy of any of the following: (i) Articles or Restated Articles of Incorporation and all amendments currently in effect; (ii) Bylaws or Restated Bylaws and all amendments currently in effect; (iii) Resolutions adopted by the Board of Directors creating one or more classes or series of shares and fixing their relative rights, preferences and limitations, if shares issued pursuant to those resolutions are outstanding; (iv) Minutes of all shareholders' meetings and records of all action taken by shareholders without a meeting, for the past three (3) years; (v) All written communications to shareholders generally within the past three (3) years, including the financial statements furnished for the past three (3) years; (vi) A list of the names and business addresses of the Company's current directors and officers; and
              (vii) The Company's most recent annual report delivered to the Superintendent of Insurance for the District of Columbia.

         (b) If a shareholder makes a demand in good faith and for a proper purpose, the shareholder describes with reasonable particularity the shareholder's purpose and the records the shareholder desires to inspect, and the record requested is directly connected with the shareholder's stated purpose, then the shareholder shall be entitled to inspect and copy, during regular business hours at a reasonable location specified by the Company, any of the following records of the Company, provided the shareholder gives the Company written notice of the shareholder's demand at least five (5) business days before the date on which the shareholder wishes to inspect and copy any of the following: (i) Excerpts from minutes of any meeting of the Board of Directors, records of any actions of a committee of the Board of Directors while acting in place of the Board of Directors on behalf of the Company, minutes of any meeting of the shareholders, and records of action taken by the shareholders or the Board of Directors without a meeting to the extent not subject to inspection under Section 12.6(a) of these bylaws; (ii) Accounting records of the Company; and (iii) The record of shareholders of the Company.

         (c) The Company may impose a reasonable charge, covering the costs of labor and material, for copies of any documents provided to the shareholder. The charge shall not exceed the estimated cost of production or reproduction of the records.

         (d) Upon written request from a shareholder, the Company, at its expense, shall furnish to that shareholder the annual financial statements of the Company, including a balance sheet and income statement and, if the annual financial statements are reported upon by a public accountant, that report must accompany them.

                                  ARTICLE XIII
                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Section 13.1 INDEMNITY. The Company shall indemnify its officers and Directors and former officers and Directors and any person serving at the request of the Company as a Director or officer of another company, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by them in connection with any pending or threatened action, suit or proceeding, whether civil, criminal, administrative or investigative, with respect to which such officer or Director or other person is a party, or is threatened to be made a party, by reason of being or having been a Director or officer of the Company, or such other company or enterprise, except in relation to matters as to which any such Director or officer or former Director or officer, or other person shall be adjudged in such action, suit or proceeding to be liable for negligence or misconduct in the performance of his duty.

     Section 13.2 EXPENSES. Expenses incurred by an officer or Director in defending an action, suit or proceeding may be paid by the Company in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the specific case upon receipt of an undertaking by or on behalf of the officer, Director, or employee to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Company as authorized in this Section.

     Section 13.3 CONTRACT. The provisions of this Article XIII shall be deemed a contract between the Company and each Director and officer who serves in such capacity at any time while this Article XIII and the relevant provisions of the District of Columbia insurance law are in effect, and any repeal or modification of any such law or of this Article XIII shall not adversely affect any rights or obligations then existing with respect to any state of facts then or theretofore existing or any claim, action, suit or proceeding theretofore or thereafter brought or threatened based in whole or in part upon any such state of facts.

     Section 13.4 NONEXCLUSIVE. Except as limited by District of Columbia insurance law, the indemnification provided herein shall not be deemed exclusive of any other rights to which any person seeking indemnification may be entitled under any bylaw, agreement, vote of shareholders or disinterested Directors or otherwise, while holding any such office, and shall inure to the benefit of the heirs, executors and administrators of any such person.

     Section 13.5 APPLICABILITY. This Article XIII shall be applicable to all claims, actions, suits or proceedings commenced after the effective date hereof, whether arising from acts or omissions occurring before or after the effective date hereof. Each person who is now serving or who shall hereafter serve as Director or officer of the Company shall be deemed to be doing so in reliance upon the right of indemnification provided for in this Article XIII, and such rights of indemnification shall continue as to a person who has ceased to be a Director or officer and shall inure to the benefit of their heirs, executors, administrators and legal or personal representatives of such a person. If this
Article XIII or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify each Director of officer of the Company to the maximum extent permitted by any applicable portion of this Article XIII that shall not have been invalidated.

     Section 13.6 INSURANCE. The Company may purchase and maintain insurance, at its expense, to protect itself and any person who is or was a Director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a Director, officer, partner, trustee, employee or agent of another company, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against such person and incurred by such person in such capacity, or arising out of such person's status as such, whether or not the Company would have the power to indemnify such person against such liability under the provisions of this Article XIII, the laws of the District of Columbia or otherwise. The Company may create a trust fund, grant a security interest and/or use other means (including, without limitation, letters of credit, surety bonds and/or similar arrangements), as well as enter into contracts providing for indemnification to the maximum extent permitted by law and including as part thereof any or all of the foregoing, to ensure the payment of such sums as may become necessary to effect full indemnification. The Company's obligation to make indemnification and pay expenses pursuant to this
Article XIII shall be in excess of any insurance purchased and maintained by the Company and such insurance shall be primary. To the extent that indemnity or expenses of a person entitled to indemnification and payment of expenses pursuant to this Article XIII are paid on behalf of or to such person by such insurance such payments shall be deemed to be in satisfaction of the Company's obligation to such person to make indemnification and pay expenses pursuant to this Article XIII.

     Section 13.7 AUTHORIZATION. Notwithstanding anything in this Article XIII to the contrary, except with respect to proceedings initiated to enforce rights of indemnification to which such person is entitled under this Article XIII or otherwise, the Company shall indemnify any such person in connection with a claim, action, suit or proceeding (or part thereof) initiated by such person only if the initiation of such claim, action, suit or proceeding (or part thereof) was authorized by the Board of Directors.

                                   ARTICLE XIV
                   MANAGEMENT OF COMPANY IN EVENT OF EMERGENCY

     Section 14.1 INTERIM COMMITTEE. In the event of an emergency or a disaster of sufficient severity to prevent the conduct of the business affairs of the Company by its Directors and officers as contemplated by the Articles of Incorporation or Bylaws, any two (2) or more available members of the Executive Committee at the time of the emergency shall constitute a quorum of that Committee for the full conduct and management of the Company in accordance with
Section 5.1 of these Bylaws. In the event there are not at least two (2) members of the Executive Committee available at that time, the available members of the Board of Directors shall elect an interim Executive Committee consisting of any three (3) members of the Board of Directors, whether or not they are officers of the Company. Such three (3) members shall constitute the Executive Committee for the full conduct and management of the Company in accordance with Section 5.1 of these Bylaws. This Article XIV shall be subject to the implementation by resolution of the Board of Directors passed from time to time for that purpose, and any other provisions of these Bylaws and any other Board of Directors resolutions which are contrary to the provisions of this section or to the provision of any such implementing resolutions, shall be suspended until it shall be determined by such interim Executive Committee acting under this Section that it shall be to the advantage of the Company to resume the conduct and management of its affairs under all of the other provisions of these Bylaws.